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                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust (each, the "Registrant"), does hereby certify, to such officer's knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2005 fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Peter B. Doyle                                 /s/ Leonid Polyakov
-------------------------------------------------  -----------------------------
Peter B. Doyle                                     Leonid Polyakov
President, Kinetics Mutual Funds, Inc. & Kinetics  Treasurer, Kinetics Mutual
Portfolios Trust                                   Funds, Inc. & Kinetics
                                                   Portfolios Trust

Dated: March 9, 2006

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.